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                                                                    Exhibit 10.3

                          AMENDMENT TO PROMISSORY NOTE
                          ----------------------------

      AMENDMENT TO PROMISSORY NOTE, dated as of February 8, 2002 ("Amendment") to that certain promissory note dated as of December 15, 2001 (the "Note") delivered by _____________ ("Maker") to RMH Teleservices, Inc. ("Payee").

      WHEREAS, Maker has issued the Note to Payee, and Maker and Payee have agreed to amend the terms and provisions of the Note.

      NOW THEREFORE, in consideration of the premises and other good and valuable consideration, and intending to be legally bound, Maker and Payee hereby agree as follows:

      1. Notwithstanding the provisions of the second paragraph of the Note, the amount of interest payable on the unpaid principal balance of the Note will accrue from the date of the loan until final payment thereof at the rate per annum which is equal to the prime rate in effect from time to time (such interest rate to change immediately upon any change in prime rate) as published by The Wall Street Journal (the "Interest Rate");

      2. The term "Interest Rate," whenever used in the Note, shall have the meaning set forth in Section 1 of this Amendment;

      3. All other terms and provisions of the Note shall remain in full force and effect as of the date hereof.

      IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first written above.

                                                  MAKER:

                                                  _____________________

                                                  _________


                                                  PAYEE:
                                                  RMH TELESERVICES, INC.

                                                  ___________________________
                                                  By: J. Scot Brunke
                                                  Title: Chief Financial Officer

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                               Schedule of Terms
                               -----------------

Exhibit 10.3 of Item 6(a) of Part II of this Quarterly Report on Form 10-Q is a form of the amendment to the promissory note ("the Amendment") dated as of February 8, 2002 by and between the Company and certain employees of the Company. Each of the following officers of the Company entered into such an Amendment with the Company and each officer is defined as the "Maker" for purposes of such officer's respective Amendment:

     1.   John Fellows

     2.   J. Scot Brunke

     3.   Robert Berwanger

     4.   Paul Little

     5.   Paul Burkitt

     6.   Michael Scharff